UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2017

GenOn Energy, Inc.

(Exact name of Registrant as specified in its charter)

76-0655566 (IRS Employer Identification No.)

001-16455 (Commission File Number)

GenOn Americas Generation, LLC

(Exact name of Registrant as specified in its charter)

51-0390520 (IRS Employer Identification No.)

333-63240 (Commission File Number)

GenOn Mid-Atlantic, LLC

 (Exact name of Registrant as specified in its charter)

58-2574140 (IRS Employer Identification No.)
333-61668 (Commission File Number)

Delaware (State or other jurisdiction of incorporation)	(609) 524-4500 (Registrant’s telephone number, including area code)

804 Carnegie Center,

Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.                                        Entry into a Material Definitive Agreement

On July 7, 2017, GenOn Mid-Atlantic, LLC (“GenMa”), an indirect and wholly owned subsidiary of GenOn Energy, Inc. (“GenOn”) and GenOn Americas Generation LLC, entered into a Forbearance Agreement (the “Forbearance Agreement”) regarding seven separate Indentures of Trust, Mortgage and Security Agreements (the “Indentures”) related to its seven facility lease agreements regarding the Morgantown facilities (collectively, the “Facility Leases” and together with the Indentures, Pass Through Trust Agreements, and other operative documents, the “Facility Lease Agreements”), with U.S. Bank National Association (“U.S. Bank”), as lease indenture trustee and pass through trustee, and certain Holders of the Pass Through Trust Certificates (as defined in the Forbearance Agreement) (the “Consenting Certificateholders”).

As previously disclosed, on February 24, 2017, GenMa received notices of the existence of certain events of default including the failure to comply with a covenant requiring the maintenance of qualifying credit support under the Facility Lease Agreements from certain of the owner lessors under the Facility Lease Agreements. On March 7, 2017, GenMa filed a complaint in the Supreme Court for the State of New York against U.S. Bank and certain owner lessors under the Facility Lease Agreements seeking, among other things, a declaratory judgment that no lease events of default existed. For additional information concerning the litigation, see Item 2—Management’s Discussion and Analysis of Financial Condition and Results of Operations of GenMa’s Quarterly Report on Form 10-Q filed on May 2, 2017.

Pursuant to the Forbearance Agreement, U.S. Bank and the Consenting Certificateholders agreed to forbear in the exercise of their rights and remedies and to forbear from taking any action with respect to the effects of any alleged default, alleged event of default, or any other alleged breach under the Facility Lease Agreements in relation to the ongoing disputes related to the Facility Lease Agreements.  In consideration for such forbearance, GenMa agreed, among other things, to ratify and affirm its obligations and responsibilities under the Facility Lease Agreements.

The Forbearance Agreement became effective on July 10, 2017 and will remain effective until the earlier of (i) 12:01 a.m. on August 15, 2017 and (ii) an event of termination under the Forbearance Agreement.

The foregoing description of the Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Forbearance Agreement, which is included hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit

10.1	Forbearance Agreement, dated as of July 7, 2017, by and among U.S. Bank National Association, certain Holders of Pass Through Trust Certificates thereto and GenOn Mid-Atlantic, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2017	GenOn Energy, Inc.
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer

GenOn Americas Generation, LLC
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer

GenOn Mid-Atlantic, LLC
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	Forbearance Agreement, dated as of July 7, 2017, by and among U.S. Bank National Association, certain Holders of Pass Through Trust Certificates thereto and GenOn Mid-Atlantic, LLC.